Exhibit 10(a)

AMENDMENT NO. 2 TO
AMENDED AND RESTATED CREDIT AGREEMENT
AMENDMENT NO. 2 TO AMENDED AND RESTATED CREDIT AGREEMENT, dated as of June 28, 2013 (this “Amendment”), to that certain Amended and Restated Credit Agreement, dated as of October 14, 2011 (as amended, modified, restated or supplemented from time to time in accordance with its terms, the “Credit Agreement”), among United Rentals, Inc. (“Holdings”), United Rentals (North America), Inc. (the “Company”), the subsidiaries of the Company party thereto as U.S. Subsidiary Borrowers (together with the Company, each a “U.S. Borrower” and collectively, the “U.S. Borrowers”), United Rentals of Canada, Inc. (the “Canadian Borrower”), United Rentals Financing Limited Partnership (the “Specified Loan Borrower”; and together with the U.S. Borrowers and the Canadian Borrower, each a “Borrower” and collectively, the “Borrowers”), the Guarantors party thereto, the financial institutions party thereto from time to time (the “Lenders”), Bank of America, N.A., as agent for the Lenders (in such capacity, together with any successor in such capacity, the “Agent”), and the other parties thereto.
WHEREAS, the Borrowers, Holdings, the other Guarantors, the Lenders, the Agent and certain other parties are party to the Credit Agreement; and
WHEREAS, the Borrowers have requested that the Required Lenders and the Agent agree to amend certain provisions of the Credit Agreement.
NOW, THEREFORE, subject to satisfaction of the conditions precedent set forth in Section 3 hereof, it is hereby agreed:

SECTION 1    CAPITALIZED TERMS.
1.1    Capitalized terms used herein and not defined herein shall have the respective meanings assigned to such terms in the Credit Agreement.

SECTION 2    AMENDMENTS TO THE CREDIT AGREEMENT. Effective as of the Effective Date (as defined below) the Credit Agreement is hereby amended as follows:
2.1    The introductory paragraph to the Credit Agreement is hereby amended by deleting each reference to “Five Greenwich Office Park, Greenwich, Connecticut 06831” contained therein and substituting therefor in each case the following:
“100 First Stamford Place, Suite 700, Stamford, CT 06902”.
2.2    The defined term “Interest Period” in Section 1.1 of the Credit Agreement is hereby amended by deleting the language “ending on the date 14 days or one, two, three or six months thereafter or (if available from all the Lenders making or holding such Loan as determined by such Lenders in good faith) nine or 12 months thereafter,” contained therein and substituting therefor the following:
“ending on the date 7 days (if made available by the Agent in its reasonable discretion and otherwise available from all the Lenders making or holding such Loan as determined by such

Lenders in good faith) or one, two, three or six months thereafter or (if available from all the Lenders making or holding such Loan as determined by such Lenders in good faith) nine or 12 months thereafter,”.
2.3    The defined term “Interest Period” in Section 1.1 of the Credit Agreement is hereby further amended by inserting after “any Interest Period” in the first line of clause (b) thereof the following: “that is not 7 days”.
2.4    Section 3.2(e) of the Credit Agreement is hereby amended by deleting the number “15 (fifteen)” contained therein and substituting therefor the number “25 (twenty-five)”.
2.5    Section 14.8 of the Credit Agreement is hereby amended by deleting each reference to:
“Five Greenwich Office Park
Greenwich, Connecticut 06831”
contained therein and substituting therefor in each case the following:
“100 First Stamford Place, Suite 700
Stamford, CT 06902”.

SECTION 3    CONDITIONS PRECEDENT.
This Amendment shall become effective on the date (such date, the “Effective Date”) that the following conditions precedent shall have been satisfied in full, as reasonably determined by the Agent:
(a)    Counterparts of this Amendment duly executed by the Borrowers, the Guarantors, the Required Lenders and the Agent shall have been delivered to the Agent.
(b)    There shall exist no Default or Event of Default after giving effect to this Amendment.

SECTION 4    REPRESENTATIONS
4.1    Each of the Borrowers hereby represents and warrants that, both before and after giving effect to this Amendment, (a) the representations and warranties contained in the Credit Agreement and all other Loan Documents are correct in all material respects (and any representation or warranty that is qualified as to materiality or Material Adverse Effect is correct in all respects) on and as of the date hereof, other than any such representations and warranties which relate to a specified prior date and except to the extent the Agent and the Lenders have been notified in writing prior to the date hereof by the Borrowers that any representation or warranty is not correct in all material respects (or that any representation and warranty that is qualified as to materiality or Material Adverse Effect is not correct in all respects) and the Required Lenders have explicitly waived in writing compliance with such representation or warrant and (b) no event, act or condition has occurred and is continuing which constitutes a Default or an Event of Default.

SECTION 5    MISCELLANEOUS.
5.1    Except as herein expressly amended, nothing herein shall be deemed to be a waiver of or amendment to any covenant, provision or agreement contained in the Credit Agreement or any other Loan Document, and each Borrower and Guarantor hereby agrees that all of the covenants, provisions and agreements contained in the Credit Agreement and the other Loan Documents are hereby ratified and confirmed in all respects and shall remain in full force and effect in accordance with their respective terms.
5.2    Each of the Guarantors hereby consents to the terms and conditions of this Amendment and reaffirms its guaranty of all of the applicable Obligations.
5.3    From and after the Effective Date, all references in the Credit Agreement to “this Agreement”, “hereof”, “herein”, and similar terms shall mean and refer to the Credit Agreement, as amended and modified by this Amendment, and all references in other documents to the Credit Agreement shall mean such agreement as amended and modified by this Amendment. This Amendment constitutes a Loan Document.
5.4    This Agreement may be executed by the parties hereto individually or in combination, in one or more counterparts, each of which shall be an original and all of which shall constitute one and the same agreement.
5.5    Delivery of an executed counterpart of a signature page by telecopier or electronic transmission in pdf format shall be effective as delivery of a manually executed counterpart.
5.6    THIS AMENDMENT SHALL, IN ACCORDANCE WITH SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY CONFLICT OF LAWS PRINCIPLES THEREOF THAT WOULD CALL FOR THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION.
5.7    The parties hereto shall, at any time and from time to time following the execution of this Amendment, execute and deliver all such further instruments and take all such further action as may be reasonably necessary or appropriate in order to carry out the provisions of this Agreement.

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IN WITNESS WHEREOF, the parties have entered into this Amendment on the date first above written.
HOLDINGS

UNITED RENTALS, INC., as a Guarantor

By:	/s/ Irene Moshouris
Name: Irene Moshouris
Title: Senior Vice President and Treasurer

BORROWERS

UNITED RENTALS (NORTH AMERICA), INC., and as a Guarantor

By:	/s/ Irene Moshouris
Name: Irene Moshouris
Title: Senior Vice President and Treasurer

UNITED RENTALS OF CANADA, INC., and as a Guarantor

By:	/s/ Irene Moshouris
Name: Irene Moshouris
Title: Vice President and Treasurer

UNITED RENTALS FINANCING LIMITED PARTNERSHIP, and as a Guarantor
By its Managing Partner, UNITED RENTALS OF NOVA SCOTIA (No.1), ULC

By:	/s/ Irene Moshouris
Name: Irene Moshouris
Title: Vice President and Treasurer
GUARANTORS
UNITED RENTALS HIGHWAY TECHNOLOGIES GULF, LLC

By:	/s/ Irene Moshouris
Name: Irene Moshouris
Title: Vice President and Treasurer

UNITED RENTALS (DELAWARE), INC.

By:	/s/ Irene Moshouris
Name: Irene Moshouris
Title: Vice President and Treasurer

UNITED RENTALS OF NOVA SCOTIA (NO. 1), ULC

By:	/s/ Irene Moshouris
Name: Irene Moshouris
Title: Vice President and Treasurer

UNITED RENTALS OF NOVA SCOTIA (NO. 2), ULC

By:	/s/ Irene Moshouris
Name: Irene Moshouris
Title: Vice President and Treasurer

UR CANADIAN FINANCING PARTNERSHIP
By its Managing Partner, UNITED RENTALS FINANCING LIMITED PARTNERSHIP

By:	/s/ Irene Moshouris
Name: Irene Moshouris
Title: Vice President and Treasurer

UNITED RENTALS REALTY, LLC
By its Managing Member, United Rentals (North America), Inc.

By:	/s/ Irene Moshouris
Name: Irene Moshouris
Title: Vice President and Treasurer

BANK OF AMERICA, N.A., as the Agent and a Lender

By:	/s/ Cynthia G. Stannard
Name: Cynthia G. Stannard
Title: Senior Vice President

BANK OF AMERICA, N.A. (acting through its Canada branch), as the Agent (as applicable) and as a Lender

By:	/s/ Medina Sales de Andrade
Name: Medina Sales de Andrade
Title: Vice President

WELLS FARGO CAPITAL FINANCE CORPORATION CANADA, as a Lender

By:	/s/ Raymond Eghobamien
Name: Raymond Eghobamien
Title: Vice President

WELLS FARGO CAPITAL FINANCE, LLC, as a Lender

By:	/s/ Peter Aziz
Name: Peter Aziz
Title: Vice President

CITIBANK, N.A., as a Lender

By:	/s/ Justin McMahan
Name: Justin McMahan
Title: Vice President

MORGAN STANLEY BANK, N.A., as a Lender

By:	/s/ Brian Janiak
Name: Brian Janiak
Title: Authorized Signatory

MORGAN STANLEY SENIOR FUNDING, INC., as a Lender

By:	/s/ Brian Janiak
Name: Brian Janiak
Title: Vice President

BARCLAYS BANK PLC, as a Lender

By:	/s/ Christopher R. Lee
Name: Christopher R. Lee
Title: Assistant Vice President

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender

By:	/s/ Marcus M. Tarkington
Name: Marcus M. Tarkington
Title: Director

By:	/s/ Michael Getz
Name: Michael Getz
Title: Vice President

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender

By:	/s/ Kevin Buddhdew
Name: Kevin Buddhdew
Title: Authorized Signatory

By:	/s/ Alex Verdone
Name: Alex Verdone
Title: Authorized Signatory

THE BANK OF NOVA SCOTIA, as a Lender

By:	/s/ David Mahmood
Name: David Mahmood
Title: Managing Director

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Lender

By:	/s/ Corey Billups
Name: Corey Billups
Title: Managing Director

By:	/s/ Glen Andrianov
Name: Glen Andrianov
Title: Vice President

HSBC BANK USA, N.A., as a Lender

By:	/s/ Randolph E. Cates
Name: Randolph E. Cates
Title: Senior Vice President

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Felix Mednikov
Name: Felix Mednikov
Title: Attorney in Fact

By:	/s/ Robert Kizell
Name: Robert Kizell
Title: Attorney in Fact

RBS CITIZENS BUSINESS CAPITAL, A DIVISION OF RBS ASSET FINANCE, INC., A SUBSIDIARY OF RBS CITIZENS, N.A., as a Lender

By:	/s/ James H. Herzog, Jr.
Name: James H. Herzog, Jr.
Title: Senior Vice President

SUN TRUST BANK, as a Lender

By:	/s/ Lynn Trapanese
Name: Lynn Trapanese
Title: Director

UNION BANK, N.A., as a Lender

By:	/s/ Steven A. Narsutis
Name: Steven A. Narsutis
Title: Vice President

UNION BANK, CANADA BRANCH, as a Lender

By:	/s/ Anne Collins
Name: Anne Collins
Title: Vice President

BANK OF NEW YORK MELLON, as a Lender

By:	/s/ Donald G. Cassidy, Jr.
Name: Donald G. Cassidy, Jr.
Title: Managing Director

CIT BANK, as a Lender

By:	/s/ Renee M. Singer
Name: Renee M. Singer
Title: Managing Director

CAPITAL ONE LEVERAGE FINANCE CORP, as a Lender

By:	/s/ Ron Walker
Name: Ron Walker
Title: Senior Vice President

CITY NATIONAL BANK, as a Lender

By:	/s/ Brent Phillips
Name: Brent Phillips
Title: Vice President

FIFTH THIRD BANK, as a Lender

By:	/s/ Patrick Lingrosso
Name: Patrick Lingrosso
Title: Vice President

ROCKLAND TRUST COMPANY, as a Lender

By:	/s/ Cynthia J. Tonucci
Name: Cynthia J. Tonucci
Title: Vice President

SIEMENS FINANCIAL SERVICES, INC., as a Lender

By:	/s/ Sharon Prusakowski
Name: Sharon Prusakowski
Title: Vice President

By:	/s/ John Finone
Name: John Finone
Title: Vice President

CATHAY BANK, as a Lender

By:	/s/ Humberto Campos
Name: Humberto Campos
Title: Vice President